Summary prospectus

Fixed income mutual fund

Delaware Core Bond Fund

Nasdaq ticker symbols
Class A	DPFIX
Class C	DCBCX
Class R	DEBRX
Institutional Class	DCBIX

November 29, 2013

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawareinvestments.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund's statutory prospectus and statement of additional information, both dated November 29, 2013 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Delaware Core Bond Fund

What is the Fund's investment objective?

Delaware Core Bond Fund seeks maximum long-term total return, consistent with reasonable risk.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	C	R	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	R	Inst.
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%[2]	1.00%	0.50%[2]	none
Other expenses	0.64%	0.64%	0.64%	0.64%
Total annual fund operating expenses	1.39%	2.14%	1.64%	1.14%
Fee waivers and expense reimbursements	(0.49%)[3]	(0.49%)[3]	(0.49%)[3]	(0.49%)[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.90%	1.65%	1.15%	0.65%

1	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
2	The Class A and Class R shares' distribution and service (12b-1) fees have been restated to reflect a permanent reduction in their fees to 0.25% and 0.50%, respectively.
3

The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual fund operating expenses from exceeding, in an aggregate amount, 0.65% of the Fund's average daily net assets from
Nov. 27, 2013 through Nov. 28, 2014.  These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not redeemed)
Class	A	C	C	R	Inst.
1 year	$538	$168	$268	$117	$66
3 years	$824	$623	$623	$469	$314
5 years	$1,132	$1,104	$1,104	$846	$580
10 years	$2,003	$2,434	$2,434	$1,903	$1,342

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 537% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities (80% policy). The Fund's 80% policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Fund will invest principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Fund's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities. Subject to quality limitations, the Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

All securities purchased by the Fund will have an investment grade rating at the time of purchase. Investment grade fixed income obligations will be those rated BBB- or higher by S&P, Baa3 or higher by Moody's, or similarly rated by another nationally recognized statistical rating organization (NRSRO), or those that are deemed to be of comparable quality. To the extent that the rating of a debt obligation held by the Fund falls below investment grade, the Fund, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Fund in light of market conditions.

The Fund may invest up to 20% of its assets in foreign securities. The Fund intends to invest its foreign assets primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. The Fund may invest in securities issued in any currency and may hold foreign currencies. Presently, the Fund intends to invest its foreign assets primarily in U.S. dollar denominated fixed income securities in a manner consistent with the foreign securities weighting in the Fund's benchmark, the Barclays U.S. Aggregate Index.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations. Subject to certain limitations, the Fund will also be permitted to use various derivative instruments, including options, futures contracts, options on futures contracts, foreign currency transactions, interest rate swaps, and index swap agreements.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investments not guaranteed by Delaware Management Company (Manager) or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. This risk is generally associated with bonds.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and repay principal in a timely manner.

Prepayment risk — The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Derivatives risk — Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Currency risk — The risk that the value of a portfolio's investments may be negatively affected by changes in foreign currency exchange rates.

Bank loans and other indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets and significantly impact fund performance.

How has Delaware Core Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling
800 523-1918 or by visiting our website at delawareinvestments.com/performance.

The Fund is the successor to The Intermediate Fixed Income Portfolio of the Delaware Pooled® Trust pursuant to the reorganization (Reorganization) of The Intermediate Fixed Income Portfolio into the Fund, which occurred on Sept. 30, 2009. Prior to the Reorganization, the Fund had no investment operations. Accordingly, the performance information shown below for periods prior to Sept. 30, 2009 is historical information for The Intermediate Fixed Income Portfolio. The Intermediate Fixed Income Portfolio had the same investment objective and a similar investment strategy as the Fund, and was managed by the same portfolio managers. Because the Fund's fees and expenses are higher than those of The Intermediate Fixed Income Portfolio, the Fund's performance would have been lower than that shown below for The Intermediate Fixed Income Portfolio.

Year-by-year total return (Class A)

As of Sept. 30, 2013, the Fund's Class A shares had a calendar year-to-date return of -3.82%. During the periods illustrated in this bar chart, the Fund's highest quarterly return was 6.18% for the quarter ended Sept. 30, 2009 and its lowest quarterly return was -2.30% for the quarter ended June 30, 2004. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2012

	1 year	5 years	10 years or lifetime
Class A return before taxes	0.18%	5.45%	4.87%
Class A return after taxes on distributions	(1.53%)	3.76%	3.19%
Class A return after taxes on distributions and sale of Fund shares	0.18%	3.67%	3.16%
Class C return before taxes (lifetime: 9/30/09-12/31/12)	3.12%	N/A	5.36%
Class R return before taxes (lifetime: 9/30/09-12/31/12)	4.60%	N/A	5.83%
Institutional Class return before taxes (lifetime: 9/30/09-12/31/12)	5.15%	N/A	6.59%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	4.21%	5.95%	5.18%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	February 2001
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Thomas H. Chow, CFA	Senior Vice President, Senior Portfolio Manager	May 2007
Brian McDonnell, CFA	Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, Trader	November 2011

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund's website at delawareinvestments.com; by calling
800 523-1918; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire. Please refer to the Fund's prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R and Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the prospectus under "Choosing a share class" and on the Fund's website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a
401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers
and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-592 [7/13] DG3 19311 [12/13]